NUVECTRA™

Investor Presentation

New directions in neurostimulation

March 2016

Legal Disclaimer

Basis of Presentation

The information included in this presentation regarding QiG Group, LLC, which will convert into Nuvectra Corporation prior to the completion of the spin-off ("Nuvectra", the "Company", "we" or "our") assumes the completion of the spin-off of Nuvectra by Greatbatch, Inc. ("Greatbatch"). Nuvectra's historical financial data presented herein is derived from the consolidated financial statements and accounting records of Greatbatch using the historical results of operations and historical costs basis of the assets and liabilities that comprised Nuvectra and giving effect to allocations of general corporate expenses from Greatbatch. This historical financial data is not indicative of our future performance and does not reflect what Nuvectra's financial position, results of operations and cash flows would have been had it been an independent publicly-traded company during such period.

Forward Looking Statements

Certain statements in this presentation concerning the potential spinoff of Nuvectra, the anticipated timing of the spin-off, the anticipated management of Nuvectra, the anticipated market positions of Nuvectra, and the outlook for Nuvectra as an independent publicly-traded company constitute forward-looking statements and are based upon our management's current expectations and beliefs concerning future events. We cannot assure you that the proposed spin-off of Nuvectra will occur as anticipated, if at all. Whether actual results and developments will conform to the expectations and predictions is subject to a number of risks and uncertainties. Forward-looking statements speak only as of the date they were made, and, except as required under the federal securities laws, neither Nuvectra nor Greatbatch undertakes any obligation to publicly update these statements. For a description of factors, such as the timing of the commercial launch of Algovita in the United States; our ability to successfully commercialize Algovita and develop and commercialize enhancements to Algovita; the outcome of our future development plans with respect to our neurostimulation technology platform, including our ability to identify additional indications or conditions for which we may develop neurostimulation medical devices or therapies and seek regulatory approval thereof; our ability to identify business development and growth opportunities and to successfully execute on our business development strategy, including our ability to seek and develop strategic partnerships with third parties to, among other things, fund clinical and development costs, in whole or in part, for new product offerings; to the extent that we are able to enter into strategic partnerships with third parties, the performance by our development partners, including with Aleva Neurotherapeutics, S.A., of their obligations under their agreements with us; the scope of protection we are able to establish and maintain for our intellectual property rights covering Algovita and other products using our neurostimulation technology platform, along with any product enhancements; our ability to successfully build an effective commercial infrastructure and sales force in the United States, that could cause actual results to differ materially from those stated or implied by such forward-looking statements, see Item 1A of the Greatbatch's Annual Report on Form 10-K for the year ended January 2, 2015 entitled "Risk Factors" and the "Cautionary Statement Concerning Forward-Looking Statements" and the "Risk Factors" section of Nuvectra's Registration Statement on Form 10 for a description of these and other risks and uncertainties.

Transaction Overview

Company	Nuvectra Corporation
Ticker Symbol (When-Issued)	NVTR.V
Ticker Symbol (Regular Way)	NVTR
When-Issued Trading Expected to Begin	March 3rd
Record Date	March 7th
Spin-Off Effective Date/ Distribution Date	March 14th
First Regular Way Day of Trading	March 14th
Distribution Ratio	1 Nuvectra share per 3 shares of GB held
Expected Nuvectra Shares Outstanding	10.3 million

Nuvectra Positioned for Success



Large & Growing Target Markets

$2.6B(1)

- Spinal Cord Stimulation *(SCS)*
- Sacral Nerve Stimulation *(SNS)*
- Deep Brain Stimulation *(DBS)*


NUVECTRA

Platform Technology

- Expansive IP portfolio
- Access to multiple markets & indications
- Partnering opportunities



Algovita SCS System

- Powerful IPG
- Stretchable leads
- Patient interactive programming & optimization
- Discreet patient control



Focused on Growth

- Build world class distribution team
- Clinical studies investment
- Approval of 2nd therapy: SNS
- DBS partnership

NUVECTRA

(1) Aggregate SCS, SNS, and DBS market size for 2014 based upon market research and Company estimates

Neurostimulation Targeted Market Opportunity

$2.6B Target Market in 2014

7.5% CAGR through 2018

SCS Market[1]


2%
30%
42%
26%
MDT
STJ
BSX
NVRO

Chronic Pain

$1.6B

6% CAGR


$1.6
$1.7
$1.8
$1.9
$2.0
2014
2015
2016
2017
2018

SNS Market[1]


100%
MDT

Bladder & Bowel Control

$520M

9.5% CAGR


$520
$570
$630
$690
$750
2014
2015
2016
2017
2018

DBS Market[1]


2%
2%
96%
MDT
STJ
BSX

Movement Disorders

$540M

10% CAGR


$540
$600
$650
$725
$790
2014
2015
2016
2017
2018

NUVECTRA

(1) Market size and growth information based upon market research and Company estimates. Market share information is for 2014 and is based upon SEC filings and Company estimates

Platform Designed for Multiple Indications

Expansive Proprietary IP Portfolio


Issued
107
Pending
77
Issued
49
Pending
43

Implantable Pulse Generator	Leads	Physician & Patient Programmers	Proprietary Processors
			

Algovita
Algovita

NUVECTRA

Building a Neurostimulation Company


2009
2010
2011
2012
2013
2014
2015
2016
SCS
SNS
DBS

- Product Planning *(Market Research, Clinician Partners, Competitive Landscape)*
- Product Design & Development
- Regulatory Submissions
- Regulatory Approvals & Commercialization
- CE Mark Approval for Algovita received June 2014
- FDA Approval of the PMA for Algovita received November 2015

NUVECTRA

SCS – Our First Opportunity

Chronic Pain[1,2]

- 1.5B WW suffer from chronic pain
- 100M Americans suffer from severe and chronic pain
- $300B annual healthcare spend in the US
- Chronic pain sufferers are also affected with depression, sleep depravation and overall reduced quality of life

Spinal Cord Stimulation

- Largest neurostimulation market segment
- <10% penetration of potential candidates
- Proven clinical evidence
- Defined regulatory pathway (literature based PMA)
- Established reimbursement
- Opportunity for new technology & innovation

Chronic pain is a significant medical, economic and social problem



Changing the paradigm: Pharmaceuticals to Electroceuticals

NUVECTRA

(1) *The American Academy of Pain Medicine; Facts and Figures on Pain*
(2) *Institute of Medicine Report from the Committee on Advancing Pain Research, Care, and Education: Relieving Pain in America, A Blueprint for Transforming Prevention, Care, Education and Research. The National Academies Press, 2011*

SCS Large & Growing Market



Strong Market Growth(1)
$647
$745
$854
$952
$1,072
$1,174
$1,280
$1,390
$1,500
$1,559
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Medtronic
St Jude
Boston Scientific
Nevro
MARKET SHARE
$1.56B SCS Market in 2014(1)
US: $1,130M
(72% / WW)
OUS: $429M
(28% / WW)

Treating back & leg pain

NUVECTRA

(1) Market size information based upon market research and Company estimates. Market share information is for 2014 and is based upon SEC filings and Company estimates

World Renowned SCS Physician Advisors



Giancarlo Barolat, MD I Chief Medical Advisor

- Professor of Neurosurgery, Thomas Jefferson University, Philadelphia, PA *(1985-2005)*
- Director, Barolat Neuroscience Center at Presbyterian St. Luke's Hospital, Denver, CO *(2005-present)*
- Director of Barolat Neuromodulation Institute Europa *(2011-present)*
- Clinical experience with 7,000+ SCS procedures
- North American Neuromodulation Society's Lifetime Achievement Award



Richard North, MD I Chief Scientific Advisor

- Professor of Neurosurgery, Anesthesiology & Critical Care Medicine Johns Hopkins University School of Medicine *(1983-2007, retired)*
- Founder & President, Neuromodulation Foundation, 501(c)3 *(2007-present)*
- Founder & CEO Stimsoft, Inc. *(1998-2003) (Sold to Medtronic in 2003)*
- Clinical experience with 3,000+ SCS procedures
- North American Neuromodulation Society's Lifetime Achievement Award



Salim Hayek, MD, PhD I Advisor at Large

- Professor of Anesthesiology at University Hospitals of Cleveland & Case Western Reserve University
- Division Chief, Pain Medicine, University Hospitals Case Medical Center, Cleveland, OH *(2006-present)*
- Director-at-Large, North American Neuromodulation Society



Konstantin Slavin, MD I Advisor at Large

- Professor, Department of Neurosurgery, University of Illinois at Chicago (*2007-present*)
- Chief, Section of Stereotactic and Functional Neurosurgery, University of Illinois at Chicago, Chicago, IL *(2001-present)*
- Director-at-Large, North American Neuromodulation Society & International Neuromodulation Society

Experienced Leadership Team



Scott Drees I *President, CEO, & Director*
- QIG Group Founding Partner
- Founding Division President, Advanced Neuromodulation Systems Inc. (ANSI)
- Prior experience: St. Jude Medical, Boston Scientific, Johnson & Johnson
- 35 yrs. implantable medical devices experience; 20 years in neuromodulation



Walter Berger |
EVP, CFO
- 30+ yrs. financial and operating management experience
- Significant public company CFO experience



Tom Hickman |
EVP, Global Sales & Marketing
- 14 yrs. sr. leadership positions in sales and marketing at STJ Neuro/ANSI
- 21 yrs. medical device experience



Alan Mock
VP, Commercialization



John Swoyer
VP, R&D Mechanical



Norbert Kaula, PhD
VP, R&D Electrical & Software



Kathy Jo Fahey
VP, Quality, Regulatory, & Clinical Affairs



Daryl Kipke, PhD
President, NeuroNexus



Melissa Beare
VP, General Counsel

100+ Years of Neurostimulation Experience

NUVECTRA

Understanding Market Needs



Physicians

- Ease of implant
- Clinical performance
- Lead options
- Reliability & longevity
- Simplified programming
- Service



Patients

- Pain reduction
- Discreet device
- Easy to use
- Comfortable & convenient
- Covered by insurance
- Company they can trust



Payers

- Cost effective products versus alternative therapies
- Efficacy
- Significant reduction in medication
- Minimal complications

Algovita SCS System


algovita
Algovita®
algovita
Algovita
Algovita

Powerful Versatile Usable

Powerful IPG Therapy Delivery

- 24 channels
- Large battery capacity
- Broad parametric ranges
- Bi-directional recharge
- MICS wireless telemetry
- Embedded program memory


2412
SN654321
Algovita
NUVECTRA
2408
SN123456
Algovita
NUVECTRA

Proprietary Stimulation & Power Processors


Algovita
Algovita
nevro
senza

Configuration	3x8 2x12	2x8	2x8	4x8	2x8
# of Channels	24	16	16	32	16
# of Power Sources	24	1	1	32	1
Volume	21 cc 20 cc	22 cc	18 cc	22 cc	~40 cc
Max Amplitude	30 mA	10.5 V	25.5 mA	25.5 mA	15 mA
Frequency	2 – 2000 Hz	2 – 1200 Hz	2 – 1200 Hz	2 – 1200 Hz	2 – 10,000 Hz
Pulse Width	20 – 1500 μs	60 – 1000 μs	50 – 500 μs	20 – 1000 μs	20 – 1000 μs

- *Nuvectra™ Algovita® spinal cord stimulation System Implant Manual for Stimulator, 2015, SPC-000388-001 Rev B*
- *Medtronic RestoreSensor® SureScan® MRI Rechargeable Neurostimulator Implant Manual, Model 97714, 2013, M940100A004*
- *St Jude professional website, http://professional.sjm.com/therapies/protégé-upgradeable-ipg/solution/protégé. Accessed Nov 30, 2015*
- *Boston Precision Spectra™ System Directions for Use, Valencia CA 2015, 91057051-01 Rev A 2015-08*
- *Nevro® Physician Implant Manual 11051 Rev A & FDA Summary of Safety and Effectiveness Data, PMA P130022*

NUVECTRA

A New Generation of Lead Design

Market Opportunities

- Increase spinal coverage
- Lead elongation
- Reduce lead migration (13%) [(1)]
- Reduce lead breakage (9%) [(1)]


Algovita
8-Electrode
12-Electrode
T8
T9
T10
T11

COIL DESIGN
COIL STRUCTURE
4-Electrode Leads



UNCONSTRAINED
STRAIGHT WIRE
8-Electrode Leads



INDEPENDENT
STRAIGHT WIRE
8 & 16-Electrode Leads



COIL IN COIL DESIGN
DUAL COIL STRUCTURE
8 & 12-Electrode Leads



Algovita

1st Stretchable Leads

NUVECTRA *(1) Cameron et al., 2003 & updated with 2009 AAPM poster*

A New Generation of Lead Design

Competitive Leads

- Larger volume
- Challenging placement
- Lack of steering
- Not stretchable



Algovita






Epidural space

2 mm





1 mm

Thin Profile Surgical Lead Design

NUVECTRA

Simplifying Programming Complexity

Patient



- Wireless telemetry
- Highly intuitive
- Discreet & portable patient control

Clinician



- Colored touchscreens
- Patient interactive programming

Competitive Devices[(1)]

Patient Controllers

Patient IPG Rechargers



NUVECTRA

(1) *Images sourced from Boston Scientific Control Your Pain Healthcare Professionals website; Nevro website*

Algorithm for SCS Success

1. Intra-operative: *Traditional Placement*



A. Place leads



B. Confirm lead position



C. Close

2. Post-operative: *Patient Interactive Programming & Optimization*



A. Patient identifies optimal contacts



B. Optimize stimulation



C. Provide activity program options

3. Daily Usage: *Patient in Control of Their Therapy*



A. Discreet portable control



B. Patient selects program



C. Patient choice

NUVECTRA

U.S. Commercialization

Hire Proven Team of Sales Talent

Sales management, direct reps, sales agents, clinical specialists



- Build world class team
- Foster high achieving culture
- Focus on SCS market share
- Initiate clinical studies
- Establish technology leadership

Rep Productivity Ramp


~ $1-1.5M
Yr 1
Yr 2
Yr 3
Yr 4

Capture Market Share


1% ~ $10M

Industry ASP ~ $20-25K

SNS – Our Second Opportunity

Indications

- Urinary Incontinence
  - Overactive Bladder *(OAB)*:
    Urgency Incontinence & Urgency Frequency
  - Urinary Retention
- Fecal Incontinence

System



Pulse Generator
Lead
Sacral Nerves
Bladder

Market Landscape[1]

$520M *(2014)*
9.5% CAGR



$520
$570
$630
$690
$750
2014
2015
2016
2017
2018
Market Share
MDT

Market Opportunity

- 20+ yrs. proven efficacy
- Established reimbursement
- ~400M incontinence patients worldwide[2]
- ~175,000 WW implants

NUVECTRA

(1) Market size and growth information based upon market research and Company estimates. Market share information is for 2014 and is based upon SEC filings and Company estimates
(2) International Continence Society; World Continence Week Fact Sheet

DBS – Strategic Partnership

Partnership Overview

- Development agreement through 2017
- Nuvectra expected to license platform of IPG and programmers to Aleva for royalties
- Aleva provides MEMS technology with directSTIM directional DBS lead
- Field of use: DBS for Parkinson's Disease (PD) and Essential Tremor (ET)
- Aleva has responsibility for clinical studies, sales and marketing
- Partnership enables speed to market

DBS Market Landscape(1)

$540M *(2014)*
10% CAGR


$540
$600
$650
$725
$790
2014
2015
2016
2017
2018

Market Share


MDT
STJ
BSX

DBS Market Opportunity

- 20+ yrs. proven efficacy
- Established reimbursement
- 7-10M PD patients worldwide(2)
  - ~1M PD patients in the US(2)
- >10M ET patients in the US(3)
- ~125,000 WW implants

(1) Market size and growth information based upon market research and Company estimates. Market share information is for 2014 and is based upon SEC filings and Company estimates
(2) Parkinson's Disease Foundation
(3) International Essential Tremor Foundation

NeuroNexus

Designs, develops and manufactures leading edge neuroscience technology and devices for clinical research markets

Neurostim



Penetrating



Deep Brain



Surface



3D



Qtrode



Nerve



Drug Delivery



Chemical Sensing



MRI



Optogenetics



Smartbox™
High-performance 256 channel recording system



Provides early visibility into future neuroscience opportunities

Nuvectra Spin Off

Greatbatch

2009-2015

'The Spin' 2016

	2009-2015	'The Spin' 2016
Funding	Greatbatch Funded R&D = ~$100M	Cash Contribution = $75M(1) + Credit Facility = $45M(2)
Phase	Design & Development	Commercialization

COMPANY FORMATION → MARKET RESEARCH / CONCEPT / STRATEGY → SYSTEM VERIFICATION & VALIDATION → REGULATORY / CLINICAL / QUALITY → SALES & MARKETING

QiG group

NUVECTRA

(1) Represents the expected cash capital contribution from Greatbatch to be made immediately prior to the completion of the spin-off
(2) Represents the expected credit facility at completion of the spin-off consisting of up to $40 million in term loan financing available in three draws and $5 million in revolving credit, the availability of which will be subject to compliance with specified conditions and covenants

Nuvectra Manufacturing

Designed by Nuvectra




Algovita

Long-term supply agreement with Greatbatch

NUVECTRA See Nuvectra's Registration Statement on Form 10 for other key agreements

Financial Overview

Results of Operations	Year Ended	
($ in Millions, except percentages)	**Jan. 2, 2015**	**Jan. 1, 2016**
Sales	**$3.7**	**$5.2**
Cost of sales	1.8	3.4
Gross profit *Gross margin*	1.9 *52%*	1.9 *36%*
Operating expenses:		
Selling, general and administrative	6.7	10.5
Research, development, and engineering, net	16.6	15.4
Other operating expenses (income), net	0.1	0.3
Total operating expenses	23.4	26.3
Loss before provision for income taxes	**(21.4)**	**(24.4)**
Provision for income taxes	—	—
Net loss	**$(21.4)**	**$(24.4)**

Source: Form 10 Filed with the SEC

Pro Forma Balance Sheet

Balance Sheet Data ***(in Millions)***	**January 1, 2016**	
($ in Millions)	**Actual**	**Pro-forma Post Spin-Off**
Cash and cash equivalents	$0.2	$75.2
Total assets	**$45.4**	**$120.4**
Total liabilities	**$7.6**	**$7.6**
Accumulated loss	$(125.1)	$0
Total equity	**$37.8**	**$112.8**

Source: Form 10 Filed with the SEC

Note: Pro-forma balance sheet does not include any impact of the expected credit facility at completion of the spin-off consisting of up to $40 million in term loan financing available in three draws and $5 million in revolving credit, the availability of which will be subject to compliance with specified conditions and covenants

Nuvectra Positioned for Success



Large & Growing Target Markets

$2.6B(1)

- Spinal Cord Stimulation *(SCS)*
- Sacral Nerve Stimulation *(SNS)*
- Deep Brain Stimulation *(DBS)*


NUVECTRA

Platform Technology

- Expansive IP portfolio
- Access to multiple markets & indications
- Partnering opportunities



Algovita SCS System

- Powerful IPG
- Stretchable leads
- Patient interactive programming & optimization
- Discreet patient control



Focused on Growth

- Build world class distribution team
- Clinical studies investment
- Approval of 2nd therapy: SNS
- DBS partnership

NUVECTRA

(1) Aggregate SCS, SNS, and DBS market size for 2014 based upon market research and Company estimates